Exhibit 99.1

May 10, 2018

Certain statements in this presentation are "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements that address future operating performance, the economy, events or developments that management expects or anticipates will or may occur in the future, including statements related to distributor channels, volume growth, revenues, profitability, new products, adequacy of funds from operations, cash flows and financing, and our ability to continue as a going concern . Words such as “aim,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “may,” “will,” “can,” “plan,” “predict,” “could,” “future,” variations of such words, and similar expressions identify forward - looking statements, but are not the exclusive means of identifying such statements and their absence does not mean that the statement is not forward - looking . Forward - looking statements are based on the opinions and estimates of management based on current information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward - looking statements as a result of various important factors, including factors described in Jones Soda's current and periodic reports filed with the Securities and Exchange Commission, including its most recent annual report on Form 10 - K and quarterly reports on Form 10 - Q filed in 2018 . You are cautioned not to place undue reliance upon these forward - looking statements, which speak only as to the date of this presentation . Except as required by law, Jones Soda undertakes no obligation to update any forward - looking or other statements in this presentation, whether as a result of new information, future events or otherwise . Safe Harbor Language 2

• Founded in 1996 as the original national craft soda • Strong original focus in snowboard, skateboard and surfing culture • Asset light, co - pack model • Peak (2007): $39M in Revenue, $32.60 stock price. Missteps by former management lead to share value deterioration. • Jennifer Cue (CFO/COO 1995 - 2006) returned in 2012, restructured business and right - sized expenses. • Executive team is on a low salary, equity - driven compensation program. • Strong balance sheet: $2.92M financing in Mar. & Apr. 2018 to fund Fountain and Lemoncocco initiative growth. Who We Are 3

Beverage Portfolio Glass Bottles Private Label Fountain Lemoncocco 4

Glass Bottles – 22 years old About the Product • Cane sugar, premium product • Classic flavors & exclusive Jones offerings (11 Flavors) • 20 - 25% Gross Margins • Provides cash flow to fund growth/higher margin initiatives Growth Plan for 2018: • Diversify account base, focus on classic flavors, gradually reduce calories and explore natural options • Test viability of Spiked Jones (21 st Birthday) Hard Cider Soda in limited markets 5

• Target 20% Gross Margin • Minimal inventory risk • Premium shelf and cooler placement without slotting spend • Minimal below the line costs, high flow through margins • Co - Branded/private label 7 - Eleven glass bottle product in majority of US stores (8,000 total locations) Growth Plan for 2018: expand existing relationships, develop new partners Private Label – 2 years old 6

Fountain – 3 years old • Recurring revenue: larger accounts contracted • Jones can offer competitive pricing with better ingredients • Our target margins are 50% + and significantly accretive to our overall business • Approximately 2,000 accounts currently • Revenue up 123% YoY (Q1 - 18) • Currently in talks/testing with several regional restaurant chains Growth Plan for 2018: • Focus in select geographic regions • Land increasingly larger QSRs The Early Adopters (# of locations) (5) (10) (5) (1) (5) (6) (2) (1,500) (20, converting to 140) 7

Fountain Initiatives – 7-Eleven

- Launched Green Apple on Fountain in Northwest (~400 stores) June 2017
- 2017 Slurpee Limited Time Offer ("LTO"): Orange & Cream and Fufu Berry in Northwest

Growth Plans for 2018:

- Awarded approximately 1,000 stores within the Northern California Region and across Canada in addition to the Northwest Region (~1,500 total)
- 2018 Flavor Lineup: Slurpee - Bubblegum LTO in Northwest region, Mango Lemonade LTO for Northwest and Northern California in fall. Fountain - Blueberry Lemonade in the Northwest and Northern California, Berry Lemonade across Canada


NEW JONES SLURPEE HAS LANDED!
JONES

JONES
GREEN
PUSH
LOCAL FAVORITE!
JONES

ONLY AT
WHAT THE FUFU?!
NEW! FUFU BERRY SLURPEE
JONES
CANE SUGAR SODA

SLURPEE
JONES
ORANGE & CREAM

66 S. HANFORD ST., STE. 150, SEATTLE, WA 98134 • 206.624.3357 • WWW.JONESSODA.COM
8
JONES SODA CO.

Fountain Initiatives – 7 - Eleven, cont. 9

Lemoncocco – 2 years old • 1 SKU: easier to manage & focus • Non - carbonated all - natural blend of Sicilian lemons and coconut, 90 calories total • Retail chain locations up +350% since the end of 2016 • 40% gross margin target • ~3% of our total revenue in 2017 Growth Plan for 2018: • Focus in select markets (NY, SF Bay Area, Seattle, Montreal) • Adding a multipack in May • National listings 10

Lemoncocco – enhancements 11

Lemoncocco Chain Listings Channel 2016 2017 Grocery 322 1,580 Food Service 50 93 Total (1) 372 1,673 GROCERY & RETAIL FOOD SERVICE (1) Strong reorders and consumer traction from existing customers. Total does not include independent accounts. 12

Executive Team



Jennifer Cue - CEO & Director
- July 2012 to present; oversaw complete turnaround of the company
- Was COO/CFO from 1995-2006 at JSDA
- Single largest shareholder due to direct investment in company of ~$700K



Max Schroedl – CFO, CPA
- Joined team in January 2016, Quickly progressed from Controller, VP Finance to CFO
- Manages finance, legal, ecommerce. Involved in brand marketing, business development
- Financial Roles at Deloitte, Expedia, Inc. (EXPE), BRE Properties (formerly BRE), Sabey Data Centers



Steve Gress – EVP Sales (Since October 2017)
- Previously President/CEO of Exclusive Distribution from 2006-2015; built Vita Coco in 5 boroughs of NYC before brand moved to Dr. Pepper Snapple Group
- Formerly at Big Geyser, was instrumental in building Vitamin Water as well as several other brands



Eric Chastain - Chief Operating Officer
- Various operational roles at JSDA since 2001, becoming COO in 2013
- Responsible for buildout of 7-Eleven piece of business as well as overall Fountain business for JSDA
- Directs the operational aspects of contract manufacturing, purchasing, logistics, and product development

66 S. HANFORD ST., STE. 150, SEATTLE, WA 98134 • 206.624.3357 • WWW.JONESSODA.COM
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JONES SODA CO.

*The difference between Adjusted EBITDA (a non - GAAP measure) and Net Loss (the most comparable GAAP financial measure) is the ex clusion of interest expense, income tax expense, depreciation & amortization expense and stock - based comp. . Jones Soda Co. Financials 14 Recent Financial Timeline 2011 2012 Q4’15 2016 2018 Company has Revenue of $17.4M, Operating expenses of $11.5M, Net Loss of $7.2M In June, Jennifer Cue returns as CEO. Company Announces 7 - Select ®program with 7 - Eleven. Company achieves 1st Positive EBITDA in 10yrs. Company raises $2.92M to fund new growth initiatives. 2012 - 2015 Operating expenses are lowered to $4M - $4.5M annual run rate. Jennifer exercises options to fund company & become largest shareholder 2017 Results Sales $13.35M Gross Profit $3.0M Gross Margin 22.7% Operating Expenses $4.1 M Operating (Loss )/Income ($1.1M) Net (Loss)/Income ($1.3M) EBITDA * ($1.0M) Shares Outstanding (in thousands) @5/3 41,464,373 Share Price @ 5/3 $0.31 Market Cap @ 5/3 $12.9 M

Summary of Opportunities Jones Soda • National brand, Cane sugar, premium product • Room for growth in craft soda similar to craft beer • Potential to leverage brand in Fountain • Utilize expertise for private label opportunities • Testing other extensions: Spiked Lemoncocco • Completely new “white space” category • All - natural blend of lemons & coconut, 90 calories, non - carbonated • Versatile, on - trend, wide demographic appeal Company • Strong working capital, experienced motivated leadership team 15

Appendix 16

Craft soda continues to grow in 2017, while rest of CSD industry continues to suffer declines. "This has legs. It has some good growth ahead of it. This is where the consumer is.“ – Michael Bellas, Chairman of Beverage Marketing “Craft soda addresses the competing desires of wellness and eating - out extravagance, customers can sip a beverage that’s better for them than conventional soda, but still spoil themselves in terms of taste.” Craft Soda Makers Add Fizz to Flat Soft Drink Sales Zlati Meyer, USA TODAY Published 6:04 a.m. ET May 28, 2017 Can Craft Soda Win Over Healthier Customers? Mandy Ellis, QSR MAGAZINE January 2018 Craft Soda Outlook 17

Premium Fountain Soda Outlook Millennials spend disproportionately on experiences “Young Americans entering the workforce dine out at restaurants or buy take - out food 5 times a week reported Bankrate.com.” – June 2017 Fortune.com “If you’re taking fresh, culinary - driven food to a higher echelon, [craft soda] is more in line with your brand and offers a bigger differentiator . Take a look outside of big soda and try to connect with someone you’d want to grow with”. - Benji Rosen, owner of Chicago - area concept Benjyehuda & new Jones Soda account – January 2018 QSR Magazine Recognition for Jones Soda as First Premium Fountain Offering – August 8, 2016 Euromonitor – Virginia Lee & Elizabeth Friend Podcast 18